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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 3, 2004



                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



          1-6140                                          71-0388071
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  (Commission File Number)                              (I.R.S. Employer
                                                      Identification No.)

          1600 Cantrell Road
          Little Rock, Arkansas                              72201
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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99       Press Release dated June 3, 2004

ITEM 9. REGULATION FD DISCLOSURE.
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     On June 3, 2004, the registrant issued a press release announcing sales for the four weeks ended May 29, 2004. A copy of the press release is furnished as
Exhibit 99.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DILLARD'S, INC.


DATED: June 3, 2004             By:     James I. Freeman
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                                Name:   James I. Freeman
                                Title:  Senior Vice President &
                                        Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                Description
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   99                      Press Release dated June 3, 2004.